SUPPLEMENTAL OPERATING & FINANCIAL DATA Q2 2016 an S&P 500 company S&P High Yield Dividend Aristocrats® index member Exhibit 99.2

Corporate Overview 3 Financial Summary Consolidated Statements Of Income 4 Funds From Operations (FFO) 5 Adjusted Funds From Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Composition 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 Earnings Guidance 26 Analyst Coverage 27 Table Of Contents 2 Q2 2016 Supplemental Operating & Financial Data This Supplemental Operating & Financial Data should be read in connection with the company's second quarter 2016 earnings press release (included as Exhibit 99.1 of the company's Current Report on Form 8-K, filed on July 27, 2016) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data.

Senior Management John P. Case, Chief Executive Officer Sumit Roy, President and Chief Operating Officer Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Neil M. Abraham, Executive VP, Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Positive Outlook Moody's Baa1 Positive Outlook Fitch BBB+ Stable Outlook Dividend Information as of July 2016 Current annualized dividend of $2.394 per share Compound average annual dividend growth rate of approximately 4.6% 552 consecutive monthly dividends paid 75 consecutive quarterly dividend increases 1% increase in the monthly dividend beginning in September 2016, resulting in an annualized dividend of $2.418  per share Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is an S&P 500 real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our property portfolio. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 47 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At June 30, 2016, we owned a diversified portfolio of 4,646 properties located in 49 states and Puerto Rico, with over 79 million square feet of leasable space. Our properties are leased to 246 different commercial tenants doing business in 47 separate industries. Approximately 79% of our quarterly rental revenues were generated from retail properties, 13% from industrial properties, and the remaining 8% were from other property types. Our physical occupancy rate as of June 30, 2016 was 98%, with a weighted average remaining lease term of 9.8 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" Corporate Overview 3 Q2 2016 Supplemental Operating & Financial Data June 30, 2016 Closing price $ 69.36 Shares and units outstanding 258,500,106 Market value of common equity $ 17,929,567,000 Total market capitalization $ 23,309,187,000

Consolidated Statements Of Income (dollars in thousands, except per share amounts) 4 Q2 2016 Supplemental Operating & Financial Data (unaudited) (unaudited) Three months ended Six months ended June 30, June 30, 2016 2015 2016 2015 REVENUE Rental $ 260,056 $ 241,431 $ 516,857 $ 476,554 Tenant reimbursements 11,112 11,607 20,217 21,570 Other (129) 822 1,081 2,604 Total revenue 271,039 253,860 538,155 500,728 EXPENSES Depreciation and amortization 110,342 101,101 218,275 199,138 Interest 57,409 58,680 118,088 117,148 General and administrative 13,985 12,609 26,304 25,471 Property (including reimbursable) 14,671 14,937 29,776 28,914 Income taxes 953 628 1,917 1,702 Provisions for impairment 6,269 3,230 8,192 5,317 Total expenses 203,629 191,185 402,552 377,690 Gain on sales of real estate 8,658 3,675 10,948 10,893 Net income 76,068 66,350 146,551 133,931 Net income attributable to noncontrolling interests (253) (263) (493) (581) Net income attributable to the Company 75,815 66,087 146,058 133,350 Preferred stock dividends (6,770) (6,770) (13,540) (13,540) Net income available to common stockholders $ 69,045 $ 59,317 $ 132,518 $ 119,810 Net income available to common stockholders per common share: Basic $ 0.27 $ 0.26 $ 0.53 $ 0.52 Diluted $ 0.27 $ 0.25 $ 0.53 $ 0.52

Funds From Operations (FFO) (dollars in thousands, except per share amounts) 5 Q2 2016 Supplemental Operating & Financial Data The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted FFO per share computations. We define FFO, a non-GAAP measure, consistent with the National Association of Real Estate Investment Trusts’ (NAREIT) definition, as net income available to common stockholders, plus depreciation and amortization of real estate assets, plus impairments of real estate assets, and reduced by gains on property sales. Presentation of the information regarding FFO and AFFO (described on page 6) is intended to assist the reader in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and AFFO in the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to reviewing our cash flows from operating, investing, and financing activities. In addition, FFO and AFFO should not be considered as measures of liquidity, of our ability to make cash distributions, or of our ability to pay interest payments. Three months ended Six months ended June 30, June 30, 2016 2015 2016 2015 Net income available to common stockholders $ 69,045 $ 59,317 $ 132,518 $ 119,810 Depreciation and amortization 110,342 101,101 218,275 199,138 Depreciation of furniture, fixtures and equipment (195) (240) (388) (425) Provisions for impairment on investment properties 6,269 3,230 8,192 5,317 Gain on sale of investment properties (8,658) (3,675) (10,948) (10,893) FFO adjustments allocable to noncontrolling interests (155) (263) (373) (577) FFO available to common stockholders $ 176,648 $ 159,470 $ 347,276 $ 312,370 FFO per common share, basic and diluted $ 0.70 $ 0.69 $ 1.38 $ 1.36 Distributions paid to common stockholders $ 151,236 $ 131,595 $ 298,581 $ 258,277 FFO available to common stockholders in excess of distributions paid to common stockholders $ 25,412 $ 27,875 $ 48,695 $ 54,093 Weighted average number of common shares used for FFO per share computations: Basic 253,375,546 232,403,586 251,792,989 228,932,782 Diluted 254,254,243 232,886,185 252,073,685 229,061,762

Adjusted Funds From Operations (AFFO) (dollars in thousands, except per share amounts) 6 Q2 2016 Supplemental Operating & Financial Data The following is a reconciliation of net income available to common stockholders (which we believe is the most comparable GAAP measure) to FFO and AFFO. Also presented is information regarding distributions paid to common stockholders and the weighted average number of common shares used for the basic and diluted AFFO per share computations. We define AFFO as FFO adjusted for unique revenue and expense items, which the company believes are not as pertinent to the measurement of the company’s ongoing operating performance. Most companies in our industry use a similar measurement to AFFO, but they may use the term "CAD" (for Cash Available for Distribution) or "FAD" (for Funds Available for Distribution). Three months ended Six months ended June 30, June 30, 2016 2015 2016 2015 Net income available to common stockholders $ 69,045 $ 59,317 $ 132,518 $ 119,810 Cumulative adjustments to calculate FFO (1) 107,603 100,153 214,758 192,560 FFO available to common stockholders 176,648 159,470 347,276 312,370 Amortization of share-based compensation 3,947 2,811 6,552 5,362 Amortization of deferred financing costs 1,299 1,281 2,598 2,575 Amortization of net mortgage premiums (754) (1,862) (1,855) (3,824) Loss on interest rate swaps 2,109 899 7,886 1,958 Leasing costs and commissions (86) (149) (277) (461) Recurring capital expenditures (174) (977) (246) (2,009) Straight-line rent (4,323) (4,444) (9,474) (8,635) Amortization of above and below-market leases 2,143 1,954 4,195 3,696 Other adjustments 67 77 138 152 AFFO available to common stockholders $ 180,876 $ 159,060 $ 356,793 $ 311,184 AFFO per common share, basic and diluted $ 0.71 $ 0.68 $ 1.42 $ 1.36 Distributions paid to common stockholders $ 151,236 $ 131,595 $ 298,581 $ 258,277 AFFO available to common stockholders in excess of distributions paid to common stockholders $ 29,640 $ 27,465 $ 58,212 $ 52,907 Weighted average number of common shares used for AFFO per share computations: Basic 253,375,546 232,403,586 251,792,989 228,932,782 Diluted 253,937,221 232,886,185 252,378,957 229,061,762 (1) See reconciling items for FFO presented under "Funds from Operations (FFO).”

Consolidated Balance Sheets (dollars in thousands , except per share amounts) 7 Q2 2016 Supplemental Operating & Financial Data June 30, 2016 December 31, 2015 ASSETS (unaudited) Real estate, at cost: Land $ 3,436,504 $ 3,286,004 Buildings and improvements 9,403,441 9,010,778 Total real estate, at cost 12,839,945 12,296,782 Less accumulated depreciation and amortization (1,841,790) (1,687,665) Net real estate held for investment 10,998,155 10,609,117 Real estate held for sale, net 9,991 9,767 Net real estate 11,008,146 10,618,884 Cash and cash equivalents 20,443 40,294 Accounts receivable, net 87,166 81,678 Acquired lease intangible assets, net 1,063,045 1,034,417 Goodwill 15,220 15,321 Other assets, net 55,411 54,785 Total assets $ 12,249,431 $ 11,845,379 LIABILITIES AND EQUITY Distributions payable $ 54,023 $ 50,344 Accounts payable and accrued expenses 130,024 115,826 Acquired lease intangible liabilities, net 256,512 250,916 Other liabilities 41,191 53,965 Line of credit payable 512,000 238,000 Term loans, net 318,981 318,835 Mortgages payable, net 496,348 646,187 Notes payable, net 3,620,275 3,617,973 Total liabilities $ 5,429,354 $ 5,292,046 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized, 16,350,000 shares issued and $ 395,378 $ 395,378 outstanding as of June 30, 2016 and December 31, 2015, liquidation preference $25.00 per share Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 257,954,902 shares issued and outstanding as of June 30, 2016 and 250,416,757 shares issued and outstanding as of December 31, 2015 8,105,229 7,666,428 Distributions in excess of net income (1,699,966) (1,530,210) Total stockholders' equity 6,800,641 6,531,596 Noncontrolling interests 19,436 21,737 Total equity 6,820,077 6,553,333 Total liabilities and equity $ 12,249,431 $ 11,845,379

Debt Summary (dollars in thousands) 8 Q2 2016 Supplemental Operating & Financial Data Principal Interest Weighted Balance as of Rate as of Average Years Maturity Date June 30, 2016 % of Debt June 30, 2016 until Maturity Credit Facility Credit Facility (1) June 30, 2019 $ 512,000 10.3% 1.35% 3.0 years Unsecured Term Loans Term Loan - Tau (2) January 21, 2018 70,000 1.4% 1.66% 1.6 years Term Loan - Realty Income (3) June 30, 2020 250,000 5.0% 1.41% 4.0 years Principal amount 320,000 6.4% 1.46% 3.5 years Deferred financing costs (1,019) Carrying value 318,981 Senior Unsecured Notes and Bonds 5.950% Notes due 2016 September 15, 2016 275,000 5.5% 5.95% 5.375% Notes due 2017 September 15, 2017 175,000 3.5% 5.38% 2.000% Notes due 2018 January 31, 2018 350,000 7.1% 2.00% 6.750% Notes due 2019 August 15, 2019 550,000 11.1% 6.75% 5.750% Notes due 2021 January 15, 2021 250,000 5.0% 5.75% 3.250% Notes due 2022 October 15, 2022 450,000 9.1% 3.25% 4.650% Notes due 2023 August 1, 2023 750,000 15.1% 4.65% 3.875% Notes due 2024 July 15, 2024 350,000 7.1% 3.88% 4.125% Notes due 2026 October 15, 2026 250,000 5.0% 4.13% 5.875% Bonds due 2035 March 15, 2035 250,000 5.0% 5.88% Principal amount 3,650,000 73.5% 4.72% 6.0 years Unamortized discounts and deferred financing costs (29,725) Carrying value 3,620,275 Mortgages Payable 38 mortgages on 129 properties January 2017 - June 2032 488,870 (4) 9.8% 4.99% 4.2 years Unamortized premiums and deferred financing costs 7,478 Carrying value 496,348 TOTAL DEBT $ 4,970,870 (5) 4.19% 5.3 years Fixed Rate $ 4,436,250 89% Variable Rate $ 534,620 11% (1) We have a $2.0 billion unsecured acquisition credit facility with an initial term that expires in June 2019. It includes, at our election, two six-month extension options, at a cost of 0.075% of the facility commitment, or $1.5 million per option. As of June 30, 2016, approximately $1.49 billion was available on the credit facility. (2) Borrowing under the term loan bears interest at the current one month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%. (3) Borrowing under the term loan bears interest at the current one month LIBOR, plus 0.95%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.67%. (4) The mortgages payable are at fixed interest rates, except for mortgages totaling $22.6 million at June 30, 2016. (5) Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, non-cash unamortized premiums recorded on the mortgages payable, and deferred financing costs on the term loans, notes and bonds, and mortgages payable.

Debt Maturities (dollars in millions) 9 Q2 2016 Supplemental Operating & Financial Data Debt Maturities Year of Credit Term Senior Unsecured Mortgages Weighted Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2016 $ - $ - $ 275.0 $ 4.8 $ 279.8 5.93% 2017 - - 175.0 149.7 324.7 5.38% 2018 - 70.0 350.0 15.5 435.5 2.07% 2019 512.0 - 550.0 26.3 1,088.3 6.57% 2020 - 250.0 - 82.4 332.4 2.30% Thereafter - - 2,300.0 210.2 2,510.2 4.49% Totals $ 512.0 $ 320.0 $ 3,650.0 $ 488.9 $ 4,970.9 (1) Weighted average interest rate for 2019 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2016 $ - $ - $ 2.4 $ 2.4 $ 4.8 5.00% 2017 48.9 36.8 39.4 24.6 149.7 5.40% 2018 1.2 12.0 1.1 1.2 15.5 5.48% 2019 1.2 1.2 1.1 22.8 26.3 2.86% 2020 1.2 1.2 12.6 67.4 82.4 4.98% Thereafter - - - - 210.2 4.93% Totals $ 52.5 $ 51.2 $ 56.6 $ 118.4 $ 488.9

Capital Structure as of June 30, 2016 Capitalization & Financial Ratios (dollars in thousands , except per share amounts) 10 Q2 2016 Supplemental Operating & Financial Data Liquidity as of June 30, 2016 Cash on Hand $ 20,443 Availability under Credit Facility 1,488,000 $ 1,508,443 Capitalization as of June 30, 2016 Carrying Debt Value Credit Facility $ 512,000 Unsecured Term Loans 320,000 Senior Unsecured Notes and Bonds 3,650,000 Mortgages Payable 488,870 Total Debt $ 4,970,870 Equity Shares / Units Stock Price Redemption Price Market Value Common Stock (NYSE: O) 257,954,902 $ 69.36 $ 17,891,752 Common Units (1) 545,204 $ 69.36 37,815 Common Equity 17,929,567 Class F Preferred Stock 16,350,000 $ 25.00 408,750 Total Equity $ 18,338,317 Total Market Capitalization (2) $ 23,309,187 Debt/Total Market Capitalization (2) 21.3% Debt and Preferred Stock/Total Market Capitalization (2) 23.1% (1) Common units are exchangeable into cash or common stock at our option at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $23,288,744 (total market capitalization less cash on hand). The percentages for both debt to enterprise value as well as debt and preferred stock to enterprise value are materially consistent with those presented for total market capitalization. Dividend Data Year-over-Year YTD 2016 YTD 2015 Growth Rate Common Dividend Paid per Share $ 1.185 $ 1.130 4.9% AFFO per Share (diluted) $ 1.42 $ 1.36 4.4% AFFO Payout Ratio 83.5% 83.1% Debt 21% Preferred Stock 2% Common Stock 77%

Debt Service Coverage (2) Fixed Charge Coverage (3) EBITDA & Coverage Ratios (dollars in thousands) 11 Q2 2016 Supplemental Operating & Financial Data Reconciliation of Net Income to EBITDA (1) Three months ended June 30, 2016 Net income $ 76,068 Interest 57,409 Income taxes 953 Depreciation and amortization 110,342 Impairment loss 6,269 Gain on sales (8,658) Quarterly EBITDA $ 242,383 Annualized EBITDA $ 969,532 Debt/EBITDA 5.1 Debt and Preferred Stock/EBITDA 5.5 (1) EBITDA, a non-GAAP measure, means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, including non-cash loss (gain) on swaps, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, and (v) gain on sales. Our EBITDA may not be comparable to EBITDA reported by other companies that interpret the definitions of EBITDA differently than we do. Management believes EBITDA to be a meaningful measure of a REIT’s performance because it is widely followed by industry analysts, lenders and investors. EBITDA should be considered along with, but not as an alternative to, net income as a measure of our operating performance. Our ratio of debt to EBITDA, which is used by management as a measure of leverage, is calculated by annualizing quarterly EBITDA and then dividing by our total debt (excluding all unamortized deferred financing costs, net mortgage premiums and original issuance discounts). (2) Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage. (3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (which is calculated on page 12), except that preferred stock dividends are also added to the denominator. 3.6 3.7 4.0 4.1 4.2 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 4.0 4.1 4.5 4.6 4.7 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Debt Covenants 12 Q2 2016 Supplemental Operating & Financial Data As of June 30, 2016 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior unsecured notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 38.3% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 3.9% Debt service coverage (trailing 12 months) (1) > 1.5 x 4.7x Maintenance of total unencumbered assets > 150% of unsecured debt 270.1% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumptions that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four quarters had in each case occurred on July 1, 2015, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of July 1, 2015, nor does it purport to reflect our debt service coverage ratio for any future period.

First Quarter 2016 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 80 $ 300,523 $ 19,708 877,997 6.6% 16.3 Properties under Development (3) 23 52,118 3,547 853,273 6.8% 13.1 Total Real Estate Investments 103 $ 352,641 $ 23,255 1,731,270 6.6% 15.8 Approximately 23% of the annualized revenue generated by these investments is from investment grade tenants(4) (1) Cash capitalization rates are computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income). (2) The new property acquisitions were completed through 19 independent transactions during the first quarter of 2016 and 22 independent transactions during the second quarter of 2016, respectively. (3) Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties. Cash rents noted reflect total cash rents to be received on this investment amount upon completion of the properties under development. (4) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Investment Summary (dollars in thousands) 13 Q2 2016 Supplemental Operating & Financial Data Second Quarter 2016 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 46 $ 300,715 $ 18,804 1,662,248 6.3% 13.5 Properties under Development (3) 11 9,574 840 69,508 8.8% 13.4 Total Real Estate Investments 57 $ 310,289 $ 19,644 1,731,756 6.3% 13.5 Approximately 58% of the annualized revenue generated by these investments is from investment grade tenants(4) Year-to-Date 2016 Number of Properties Investment Cash Rents Leasable Square Feet Cash Capitalization Rate (1) Weighted Average Lease Term (Years) New Property Acquisitions (2) 126 $ 601,238 $ 38,512 2,540,245 6.4% 15.0 Properties under Development (3) 27 61,692 4,387 922,781 7.1% 13.2 Total Real Estate Investments 153 $ 662,930 $ 42,899 3,463,026 6.5% 14.8 Approximately 39% of the annualized revenue generated by these investments is from investment grade tenants(4)

First Quarter 2016 Number of Properties Original Investment Net Book Value Net Proceeds Cash Capitalization Rate (1) Occupied 2 $ 3,455 $ 2,535 $ 3,377 6.9% Vacant 9 12,511 6,148 7,661 - Total Real Estate Dispositions 11 $ 15,966 $ 8,683 $ 11,038 The unlevered internal rate of return on properties sold during the first quarter was 6.6% Disposition Summary (dollars in thousands) 14 Q2 2016 Supplemental Operating & Financial Data Second Quarter 2016 Number of Properties Original Investment Net Book Value Net Proceeds (2) Cash Capitalization Rate (1) Occupied 3 $ 9,652 $ 6,929 $ 13,672 7.5% Vacant 12 16,337 8,256 10,310 - Total Real Estate Dispositions 15 $ 25,989 $ 15,185 $ 23,982 The unlevered internal rate of return on properties sold during the second quarter was 10.5% Year-to-Date 2016 Number of Properties Original Investment Net Book Value Net Proceeds (2) Cash Capitalization Rate (1) Occupied 5 $ 13,107 $ 9,464 $ 17,049 7.4% Vacant 21 28,848 14,404 17,971 - Total Real Estate Dispositions 26 $ 41,955 $ 23,868 $ 35,020 The unlevered internal rate of return on properties sold during the first six months was 9.3% (1) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses paid by us). (2) Data excludes properties sold as a result of eminent domain activities. During the second quarter of 2016 we were awarded net proceeds of $517,000 related to one eminent domain transaction.

(1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Estimated rental revenue commencement dates on properties under development is between July 2016 and March 2017. Development Pipeline (dollars in thousands) 15 Q2 2016 Supplemental Operating & Financial Data Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 1 $ 1,762 $ 4,488 $ 6,250 100% Expansion of existing properties - - - - - Redevelopment of existing properties 5 3,942 8,192 12,134 100% 6 $ 5,704 $ 12,680 $ 18,384 Non-Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 2 $ 6,553 $ 19,540 $ 26,093 100% Expansion of existing properties - - - - - Redevelopment of existing properties - - - - - 2 $ 6,553 $ 19,540 $ 26,093 Total Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 3 $ 8,315 $ 24,028 $ 32,343 100% Expansion of existing properties - - - - - Redevelopment of existing properties 5 3,942 8,192 12,134 100% 8 $ 12,257 $ 32,220 $ 44,477

Top 20 Tenants Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at June 30, 2016 include the following: Investment Grade Tenants (2) : Number of Properties 1,737 Percentage of Annualized Rents 44% Percentage of Leases with Rental Increases, Based on Revenue 73% Average EBITDAR/Rent Ratio on Retail Properties 2.7x (1) Median EBITDAR/Rent Ratio on Retail Properties 2.6x (1) (1) Based on the analysis of the most recently provided information from retail tenants that provide such information. We do not independently verify the information we receive from our retail tenants. (2) We define investment grade tenants as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody’s/S&P/Fitch). 44% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 8% from properties leased to subsidiaries of investment grade companies. Refer to page 20 for investment grade composition by property type. Tenant Diversification 16 Q2 2016 Supplemental Operating & Financial Data Tenant Number of Properties % of Revenue Investment Grade Ratings (Moody’s/S&P/Fitch) Walgreens 176 6.6 % Baa2/ BBB/ BBB FedEx 42 5.7 % Baa2/ BBB/ - Dollar General 524 4.5 % Baa2/ BBB/ - LA Fitness 46 4.1% - Dollar Tree / Family Dollar 457 4.0% - Circle K / The Pantry 300 2.8 % Baa2/ BBB/ - AMC Theatres 22 2.8% - BJ's Wholesale Club 15 2.5% - Diageo 17 2.4 % A3/ A-/ A- CVS Pharmacy 68 2.1 % Baa1/ BBB+/ - SuperAmerica / Western Refining 134 2.1% - GPM Investments / Fas Mart 216 2.0% - Regal Cinemas 22 2.0% - Rite Aid 69 2.0% - Life Time Fitness 9 1.9% - TBC Corporation 149 1.7 % Baa1/ A-/ - Walmart / Sam's Club 23 1.5 % Aa2/AA/AA FreedomRoads / Camping World 18 1.2% - NPC International 191 1.2% - Smart & Final 36 1.1% - 26% 53% 18% 3% Investment Grade, Retail Non-Investment Grade or Non-Rated, Retail Investment Grade, Non-Retail Non-Investment Grade or Non-Rated, Non-Retail

* Less than 0.1% Industry Diversification 17 Q2 2016 Supplemental Operating & Financial Data (1) Includes rental revenue for all properties owned at the end of each period presented, including revenue from properties reclassified as discontinued operations. Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2016 2015 2014 2013 2012 2011 Retail industries Apparel stores 1.9% 2.0% 2.0% 1.9% 1.7% 1.4 % Automotive collision services 1.0 1.0 0.8 0.8 1.1 0.9 Automotive parts 1.3 1.4 1.3 1.2 1.0 1.2 Automotive service 1.8 1.9 1.8 2.1 3.1 3.7 Automotive tire services 2.8 2.9 3.2 3.6 4.7 5.6 Book stores * * * * 0.1 0.1 Child care 1.9 2.0 2.2 2.8 4.5 5.2 Consumer electronics 0.3 0.3 0.3 0.3 0.5 0.5 Convenience stores 8.8 9.2 10.1 11.2 16.3 18.5 Crafts and novelties 0.4 0.5 0.5 0.5 0.3 0.2 Dollar stores 8.7 8.9 9.6 6.2 2.2 - Drug stores 11.0 10.6 9.5 8.1 3.5 3.8 Education 0.3 0.3 0.4 0.4 0.7 0.7 Entertainment 0.5 0.5 0.5 0.6 0.9 1.0 Equipment services * 0.1 0.1 0.1 0.1 0.2 Financial services 1.2 1.3 1.4 1.5 0.2 0.2 General merchandise 1.4 1.4 1.2 1.1 0.6 0.6 Grocery stores 2.9 3.0 3.0 2.9 3.7 1.6 Health and fitness 8.2 7.7 7.0 6.3 6.8 6.4 Health care 0.9 1.0 1.1 1.1 - - Home furnishings 0.8 0.7 0.7 0.9 1.0 1.1 Home improvement 2.3 2.4 1.7 1.6 1.5 1.7 Jewelry 0.1 0.1 0.1 0.1 - - Motor vehicle dealerships 2.2 1.6 1.6 1.6 2.1 2.2 Office supplies 0.3 0.3 0.4 0.5 0.8 0.9 Pet supplies and services 0.7 0.7 0.7 0.8 0.6 0.7 Restaurants - casual dining 4.1 3.8 4.3 5.1 7.3 10.9 Restaurants - quick service 4.8 4.2 3.7 4.4 5.9 6.6 Shoe stores 0.5 0.5 0.1 0.1 0.1 0.2 Sporting goods 2.0 1.8 1.6 1.7 2.5 2.7 Theaters 4.9 5.1 5.3 6.2 9.4 8.8 Transportation services 0.1 0.1 0.1 0.1 0.2 0.2 Wholesale clubs 3.6 3.8 4.1 3.9 3.2 0.7 Other * * * 0.1 0.1 0.1 Retail industries 81.7% 81.1% 80.4% 79.8% 86.7% 88.6%

Industry Diversification (Cont’d) 18 Q2 2016 Supplemental Operating & Financial Data * Less than 0.1% (1) Includes rental revenue for all properties owned at the end of each period presented, including revenue from properties reclassified as discontinued operations. Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2016 2015 2014 2013 2012 2011 Non-retail industries Aerospace 1.0 1.1 1.2 1.2 0.9 0.5 Beverages 2.5 2.7 2.8 3.3 5.1 5.6 Consumer appliances 0.5 0.6 0.5 0.6 0.1 - Consumer goods 0.9 0.9 0.9 1.0 0.1 - Crafts and novelties 0.1 0.1 0.1 0.1 - - Diversified industrial 0.9 0.8 0.5 0.2 0.1 - Electric utilities 0.1 0.1 0.1 * - - Equipment services 0.5 0.4 0.5 0.4 0.3 0.2 Financial services 0.4 0.4 0.4 0.5 0.4 0.3 Food processing 1.2 1.2 1.4 1.5 1.3 0.7 General merchandise 0.3 0.3 0.3 - - - Government services 1.1 1.2 1.3 1.4 0.1 0.1 Health care 0.6 0.7 0.7 0.8 * * Home furnishings 0.1 0.2 0.2 0.2 - - Insurance 0.1 0.1 0.1 0.1 * - Machinery 0.1 0.1 0.2 0.2 0.1 - Other manufacturing 0.8 0.7 0.7 0.6 - - Packaging 0.8 0.8 0.8 0.9 0.7 0.4 Paper 0.1 0.1 0.1 0.2 0.1 0.1 Shoe stores 0.2 0.2 0.8 0.9 - - Telecommunications 0.6 0.7 0.7 0.7 0.8 0.7 Transportation services 5.2 5.3 5.1 5.3 2.2 1.6 Other 0.2 0.2 0.2 0.1 1.0 1.2 Non-retail industries 18.3% 18.9% 19.6% 20.2% 13.3% 11.4 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

* Less than 0.1% (1) Includes rental revenue for all properties owned at June 30, 2016. Excludes rental revenue of $253 from sold properties. Geographic Diversification (dollars in thousands) 19 Q2 2016 Supplemental Operating & Financial Data Approximate Rental Revenue for Percentage of Number of Percent Leasable the Quarter Ended Rental State Properties Leased Square Feet June 30, 2016 (1) Revenue Alabama 164 98% 1,262,500 $ 5,216 2.0 % Alaska 3 100 275,900 422 0.2 Arizona 110 99 1,617,100 6,374 2.5 Arkansas 55 100 816,500 1,817 0.7 California 166 100 5,267,900 24,459 9.4 Colorado 72 99 1,015,800 3,989 1.5 Connecticut 24 92 534,900 2,531 1.0 Delaware 18 100 93,000 694 0.3 Florida 332 99 4,047,700 15,166 5.8 Georgia 247 98 3,779,400 11,344 4.4 Hawaii -- -- -- -- -- Idaho 12 100 87,000 417 0.2 Illinois 167 98 4,661,100 13,500 5.2 Indiana 154 100 1,551,000 6,959 2.7 Iowa 39 90 2,943,200 3,991 1.5 Kansas 94 97 1,845,900 4,505 1.7 Kentucky 63 94 1,035,500 3,586 1.4 Louisiana 98 97 1,196,500 3,367 1.3 Maine 10 90 145,300 889 0.3 Maryland 35 100 861,300 4,509 1.7 Massachusetts 81 98 757,600 3,455 1.3 Michigan 156 97 1,568,900 5,944 2.3 Minnesota 158 99 1,947,500 8,683 3.3 Mississippi 137 95 1,630,600 4,649 1.8 Missouri 139 96 2,825,200 8,459 3.3 Montana 8 100 79,000 191 0.1 Nebraska 37 100 780,400 2,097 0.8 Nevada 22 100 413,000 1,307 0.5 New Hampshire 19 100 315,800 1,477 0.6 New Jersey 70 99 697,400 4,382 1.7 New Mexico 30 100 293,200 858 0.3 New York 91 100 2,434,200 12,507 4.8 North Carolina 163 98 2,224,100 7,250 2.8 North Dakota 7 86 66,000 130 * Ohio 239 98 6,156,800 14,432 5.6 Oklahoma 130 99 1,553,400 4,226 1.6 Oregon 27 100 590,900 2,091 0.8 Pennsylvania 147 99 1,848,100 7,482 2.9 Rhode Island 4 100 157,200 809 0.3 South Carolina 145 99 1,047,000 5,548 2.1 South Dakota 13 100 156,500 336 0.1 Tennessee 220 96 3,050,500 8,362 3.2 Texas 451 98 8,796,500 23,291 9.0 Utah 18 100 933,400 2,090 0.8 Vermont 5 100 98,000 482 0.2 Virginia 146 97 2,925,700 7,540 2.9 Washington 42 98 690,800 2,711 1.0 West Virginia 14 100 279,100 1,082 0.4 Wisconsin 54 100 1,604,500 3,826 1.5 Wyoming 6 100 54,700 222 0.1 Puerto Rico 4 100 28,300 149 0.1 Totals\Average 4,646 98% 79,041,800 $ 259,803 100.0%

Property Type Composition (dollars in thousands) 20 Q2 2016 Supplemental Operating & Financial Data (1) Includes rental revenue for all properties owned at June 30, 2016. Excludes rental revenue of $253 from sold properties. (2) Refer to footnote 2 on page 16 for our definition of investment grade tenants. Number of Properties Approximate Leasable Square Feet Rental Revenue for the Quarter Ended Percentage of Rental Revenue for the Quarter Ended Percentage of Annualized Revenue from Investment Grade Tenants Property Type June 30, 2016 (1) June 30, 2016 (2) Retail 4,481 52,074,500 $ 206,086 79.3% 32.7 % Industrial 106 23,379,600 33,332 12.8 82.4 Office 44 3,403,200 15,045 5.8 91.3 Agriculture 15 184,500 5,340 2.1 100.0 Totals 4,646 79,041,800 $ 259,803 100.0 % Retail 79.3% Industrial 12.8% Office 5.8% Agriculture 2.1%

Top 3 Industries Contributing to the Change Quarter ended Quarter ended Net % Change Industry June 30, 2016 June 30, 2015 Change by Industry Motor Vehicle Dealerships $ 4,522 $ 3,893 $ 629 16.2 % Convenience Stores 22,784 22,195 589 2.7 % Theaters 12,299 11,871 428 3.6 % Second Quarter 2016 Same Store Rental Revenue (dollars in thousands) 21 Q2 2016 Supplemental Operating & Financial Data Same Store Pool Defined For purposes of determining the properties used to calculate our same store rental revenue pool, we include all properties that we owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced. Same Store Rental Revenue Number of Properties 4,093 Square Footage 67,132,403 Q2 2016 $224,392 Q2 2015 $221,354 Increase (in dollars) $3,038 Increase (percent) 1.4% Top 3 Industries Contributing to the Change Six months ended Six months ended Net % Change Industry June 30, 2016 June, 2015 Change by Industry Convenience Stores $ 45,650 $ 44,341 $ 1,309 3.0 % Theaters 24,800 23,682 1,118 4.7 % Restaurants – Casual Dining 15,930 15,453 477 3.1 % Year-to-Date 2016 Same Store Rental Revenue Number of Properties 4,093 Square Footage 67,132,403 YTD Q2 2016 $448,483 YTD Q2 2015 $442,673 Increase (in dollars) $5,810 Increase (percent) 1.3%

Same Store Rental Revenue (Cont’d)(dollars in thousands) 22 Q2 2016 Supplemental Operating & Financial Data Same Store Rental Revenue by Property Type Second Quarter 2016 Quarter ended Quarter ended Net % Change by Contribution by Property Type June 30, 2016 June 30, 2015 Change Property Type Property Type Retail $ 177,991 $ 175,377 $ 2,614 1.5% 86.0% Industrial 26,670 26,388 282 1.1% 9.3% Office 14,391 14,315 76 0.5% 2.5% Agriculture 5,340 5,274 66 1.2% 2.2% Total $ 224,392 $ 221,354 $ 3,038 1.4% 100% Year-to-Date 2016 Six months ended Six months ended Net % Change by Contribution by Property Type June 30, 2016 June 30, 2015 Change Property Type Property Type Retail $ 355,563 $ 350,784 $ 4,779 1.4% 82.2% Industrial 53,450 52,720 730 1.4% 12.6% Office 28,790 28,621 169 0.6% 2.9% Agriculture 10,680 10,548 132 1.2% 2.3% Total $ 448,483 $ 442,673 $ 5,810 1.3% 100%

By Property Occupied Properties 4,551 Total Properties 4,646 Occupancy 98.0% By Square Footage Occupied Square Footage 78,147,510 Total Square Footage 79,041,790 Occupancy 98.9% By Rental Revenue (Economic Occupancy) Quarterly Rental Revenue $ 255,078,557 Quarterly Vacant Rental Revenue $ 2,727,343 (1) Occupancy 98.9% (1) Based on contractual monthly rents received immediately preceding the date of vacancy. Change in Occupancy Vacant Properties at 3/31/16 101 Expiration Activity (1) + 43 Leasing Activity (2) - 37 Vacant Property Sales Activity (3) - 12 Vacant Properties at 6/30/16 95 (1) Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the current quarter. (2) Includes 29 expirations that were re-leased to the same tenants without vacancy, three that were re-leased to new tenants without vacancy, and five that were re-leased after a period of vacancy. See page 24 for additional detail on re-leasing activity. (3) Includes 10 properties that were vacant at the beginning of the quarter. Occupancy 23 Q2 2016 Supplemental Operating & Financial Data Occupancy by Number of Properties 98.3% 98.3% 98.4% 98.0% 98.2% 98.3% 98.4% 97.8% 98.0% 90.0% 91.0% 92.0% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016

Allocation Based on Number of Leases Leasing Activity (dollars in thousands) 24 Q2 2016 Supplemental Operating & Financial Data Re-leased to New Tenant (1) Q1 2016 Re-leased to Without After a Period Re-leasing Totals Same Tenant Vacancy of Vacancy Prior Cash Rents $ 4,256 $ 902 $ 263 $ 5,421 New Cash Rents* $ 4,468 $ 1,253 $ 354 $ 6,075 Recapture Rate 105.0% 138.9% 134.6% 112.1 % Number of Leases 29 5 4 38 Average Months Vacant - - 11.5 1.2 Tenant Improvements $ - $ - $ - $ - *Percentage of Total Annualized Portfolio Rental Revenue: 0.6 % Year-to-date figures include six existing properties under redevelopment, where approximately $8.6 million of capital has been committed. Excluding these properties, the rent recapture rate for the first quarter of 2016 was of 102.1%, for the second quarter of 2016 was 92.0%, and for the first six months of 2016 was 97.3%. Re-leased to New Tenant (1) Q2 2016 Re-leased to Without After a Period Re-leasing Totals Same Tenant Vacancy of Vacancy Prior Cash Rents $ 3,192 $ 234 $ 732 $ 4,158 New Cash Rents* $ 3,185 $ 245 $ 384 $ 3,814 Recapture Rate 99.8% 104.7% 52.5% 91.7 % Number of Leases 29 3 5 37 Average Months Vacant - - 9.3 1.3 Tenant Improvements $ - $ - $ - $ - *Percentage of Total Annualized Portfolio Rental Revenue: 0.4 % Year-to-Date 2016 Re-leased to New Tenant (1) Re-leased to Without After a Period Re-leasing Totals Same Tenant Vacancy of Vacancy Prior Cash Rents $ 7,448 $ 1,136 $ 995 $ 9,579 New Cash Rents* $ 7,653 $ 1,498 $ 738 $ 9,889 Recapture Rate 102.8% 131.9% 74.2% 103.2 % Number of Leases 58 8 9 75 Average Months Vacant - - 10.3 1.2 Tenant Improvements $ - $ - $ - $ - *Percentage of Total Annualized Portfolio Rental Revenue: 0.9% 76% 24% Same Tenant New Tenant 78% 22% Same Tenant New Tenant 77% 23% Same Tenant New Tenant

25 * Less than 0.1% (1) This table sets forth the timing of remaining lease term expirations on our 4,530 net leased, single-tenant properties as of June 30, 2016 and their contribution to rental revenue for the quarter ended June 30, 2016. Excludes 22 multi-tenant properties and 95 vacant properties, one of which is a vacant, multi-tenant property. The lease expirations for properties under construction are based on the estimated completion date of those properties. (2) Excludes revenue of $4,310 from 22 multi-tenant properties and from 95 vacant properties at June 30, 2016, and $253 from sold properties. (3) Represents leases to the initial tenant of the property that are expiring for the first time. (4) Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-leased. Our leased, single-tenant properties have a weighted average remaining lease term of 9.8 years. Expirations (dollars in thousands) Q2 2016 Supplemental Operating & Financial Data Total Portfolio (1) Initial Expirations (3) Subsequent Expirations (4) Expiring Approx. % of % of % of Leases Leasable Rental Rental Expiring Rental Rental Expiring Rental Rental Year Retail Non-Retail Sq. Feet Revenue (2) Revenue Leases Revenue Revenue Leases Revenue Revenue 2016 69 - 441,200 $ 1,585 0.6% 36 $ 856 0.3% 33 $ 729 0.3% 2017 195 1 1,892,700 5,172 2.0 52 1,491 0.6 144 3,681 1.4 2018 280 9 3,689,000 10,817 4.2 153 7,299 2.8 136 3,518 1.4 2019 259 10 3,934,200 13,318 5.2 176 11,073 4.3 93 2,245 0.9 2020 192 12 4,318,500 12,202 4.8 114 9,776 3.9 90 2,426 0.9 2021 279 13 5,669,200 15,978 6.3 178 12,161 4.8 114 3,817 1.5 2022 239 17 7,587,700 15,894 6.2 212 12,606 4.9 44 3,288 1.3 2023 354 20 6,463,500 21,957 8.6 358 21,058 8.2 16 899 0.4 2024 198 12 4,360,000 12,535 4.9 202 12,135 4.7 8 400 0.2 2025 326 15 5,574,700 21,695 8.5 310 20,303 8.0 31 1,392 0.5 2026 256 5 3,776,800 12,798 5.0 242 12,300 4.8 19 498 0.2 2027 494 3 5,581,900 19,840 7.8 472 18,953 7.5 25 887 0.3 2028 288 5 5,989,200 16,422 6.4 286 16,222 6.3 7 200 0.1 2029 398 4 6,531,600 19,919 7.8 360 16,397 6.4 42 3,522 1.4 2030 81 12 2,062,900 12,037 4.7 90 11,933 4.7 3 104 * 2031-2043 458 26 9,127,000 43,324 17.0 462 39,666 15.6 22 3,658 1.4 Totals 4,366 164 77,000,100 $ 255,493 100% 3,703 $ 224,229 87.8% 827 $ 31,264 12.2%

26 We estimate FFO per share for 2016 of $2.82 to $2.89. We estimate AFFO per share for 2016 of $2.85 to $2.90, an increase of 4.0% to 5.8% over 2015 AFFO per share of $2.74. Summarized below are approximate estimates of the key components of the company’s 2016 earnings guidance: Earnings Guidance Q2 2016 Supplemental Operating & Financial Data Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. (1) Excludes tenant reimbursement revenue. 2016 Guidance Net income per share $1.15 to $1.22 Real estate depreciation per share $1.75 Gains on sales of properties per share ($0.08) FFO per share $2.82 to $2.89 AFFO per share $2.85 to $2.90 Same store rent growth 1.3% Occupancy 98% G&A expenses (% of revenues) (1) 5.0% Property expenses (non-reimbursable) (% of revenues) (1) 1.5% Acquisition volume $1.25 billion Disposition volume $50 to $75 million

27 Q2 2016 Supplemental Operating & Financial Data Realty Income Corporation is covered by the analysts at the firms listed above. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference above or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts. Analyst Coverage Equity Research Baird RJ Milligan rjmilligan@rwbaird.com (813) 273-8252 William Harman wharman@rwbaird.com (414) 298-2337 Bank of America Merrill Lynch Juan Sanabria juan.sanabria@baml.com (646) 855-1589 Camille Tan camille.tan@baml.com (646) 556-2095 Capital One Chris Lucas christopher.lucas@capitalone.com (571) 633-8151 Vineet Khanna vineet.khanna@capitalone.com (571) 835-7013 Citigroup Michael Bilerman michael.bilerman@citi.com (212) 816-1383 Nicholas Joseph nicholas.joseph@citi.com (212) 816-1909 John Ellwanger john.ellwanger@citi.com (212) 816-5871 D.A. Davidson Barry Oxford boxford@dadco.com (212) 240-9871 James O. Lykins jlykins@dadco.com (212) 576-1845 Edward Jones Roy Shepard royal.shepard@edwardjones.com (314) 515-3510 Goldman Sachs Andrew Rosivach andrew.rosivach@gs.com (212) 902-2796 Caitlin Burrows caitlin.burrows@gs.com (212) 902-4736 Brad Burke brad.burke@gs.com (917) 343-2082 Jeffrey Pehl jeffrey.pehl@gs.com (212) 357-4474 Green Street Cedrik Lachance clachance@greenstreetadvisors.com (949) 640-8780 Tyler Grant tgrant@greenstreetadvisors.com (949) 640-8780 Janney Montgomery Scott Robert Stevenson robstevenson@janney.com (646) 840-3217 Venkat Kommineni vkommineni@janney.com (646) 840-3219 Hersh Shintre hshintre@janney.com (646) 840-3201 J.P. Morgan Anthony Paolone anthony.paolone@jpmorgan.com (212) 622-6682 Gene Nusinzon gene.nusinzon@jpmorgan.com (212) 622-1041 Ladenburg Thalmann Daniel Donlan ddonlan@ladenburg.com (212) 409-2056 John Massocca jmassocca@ladenburg.com (212) 409-2543 Mitsubishi UFJ Securities (USA), Inc. Karin Ford kford@us.sc.mufg.jp (212) 405-7349 Morgan Stanley Vikram Malhotra vikram.malhotra@morganstanley.com (212) 761-7064 Landon Park landon.park@morganstanley.com (212) 761-6368 Morningstar Edward Mui edward.mui@morningstar.com (312) 348-2379 Oppenheimer Steve Manaker stephen.manaker@opco.com (212) 667-5950 Amit Nihalani amit.nihalani@opco.com (212) 667-8204 Raymond James Collin Mings collin.mings@raymondjames.com (727) 567-2585 Paul Puryear paul.puryear@raymondjames.com (727) 567-2253 Daniel Mannix daniel.mannix@raymondjames.com (727) 567-2619 RBC Capital Markets Rich Moore rich.moore@rbccm.com (440) 715-2646 James Bambrick james.bambrick@rbccm.com (440) 715-2654 Stifel Simon Yarmak yarmaks@stifel.com (443) 224-1345 UBS Jeremy Metz jeremy-metz@ubs.com (212) 713-2429 Frank Lee frank-a.lee@ubs.com (415) 352-5679 Wells Fargo Todd Stender todd.stender@wellsfargo.com (562) 637-1371 Philip DeFelice philip.defelice@wellsfargo.com (443) 263-6442 Jason Belcher jason.belcher@wellsfargo.com (443) 462-7354 Wunderlich Craig Kucera ckucera@wundernet.com (540) 277-3366